                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

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          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                    NEW YORK
              (State of incorporation if not a U.S. national bank)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    ONE WALL STREET, NEW YORK, NEW YORK 10286

               (Address of principal executive offices) (Zip Code)

                               -------------------

                                TEAM HEALTH, INC.
               (Exact name of obligor as specified in its charter)

         TENNESSEE                                               62-1562558
(State or other jurisdiction of                                (IRS employer
 incorporation or organization)                              identification no.)

                               1900 WINSTON ROAD
                              KNOXVILLE, TN 37919
                                 (865) 693-1000
                   (Address, zip code and telephone number of
                          principal executive offices)

                              --------------------

                                 Debt Securities
                         (Title of indenture securities)

1.       General Information.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
                  2 RECTOR STREET
                  NEW YORK, N.Y. 10006, AND ALBANY, N.Y. 12203

                  FEDERAL RESERVE BANK OF NEW YORK
                  33 LIBERTY PLAZA
                  NEW YORK, N.Y. 10045

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C. 20429

                  NEW YORK CLEARING HOUSE ASSOCIATION
                  NEW YORK, N.Y. 10005

         (b)      Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and the State of New York, on the 18th day of March, 2004.

                                         THE BANK OF NEW YORK

                                         By: /s/ Patricia E. Gallagher
                                             ----------------------------------
                                             Patricia E. Gallagher
                                             Vice President

                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286

         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                  Dollar Amounts
                                                                                   in Thousands
ASSETS

Cash and balances due from
     depository institutions:
     Noninterest-bearing balances
       and currency and coin ...................................                  $    3,752,987
     Interest-bearing balances .................................                       7,153,561
Securities:
     Held-to-maturity securities ...............................                         260,388
     Available-for-sale securities .............................                      21,587,862
Federal  funds sold and securities
     purchased under agreements to resell:
     Federal funds sold in domestic offices ....................                         165,000
     Securities purchased under agreements to resell ...........                       2,804,315
Loans and lease financing receivables:
     Loans and leases held for sale ............................                         557,358
     Loans and leases,
       net of unearned income ..................................   36,255,119
     LESS: Allowance for loan and
       lease losses ............................................      664,233
     Loans and leases, net of unearned
       income and allowance and reserve ........................                      35,590,886
Trading assets .................................................                       4,892,480
Premises and fixed assets (including
     capitalized leases) .......................................                         926,789
Other real estate owned ........................................                             409
Investments in unconsolidated
     subsidiaries and associated
     companies .................................................                         277,788
Customers' liability to this bank
     on acceptances outstanding ................................                         144,025
Intangible assets
     Goodwill ..................................................                       2,635,322
     Other Intangible Assets ...................................                         781,009
Other assets ...................................................                       7,727,722
                                                                                  --------------
Total assets ...................................................                  $   89,257,901
                                                                                  ==============

LIABILITIES

Deposits:
     In domestic offices ...................................                      $   33,763,250
     Noninterest-bearing ...................................  14,511,050
     Interest-bearing ......................................  19,252,200
     In foreign offices, Edge and
       Agreement subsidiaries, and IBFs ....................                          22,980,400
     Noninterest-bearing ...................................     341,376
     Interest-bearing ......................................  22,639,024
Federal funds purchased and securities
     sold under agreements to repurchased:
     Federal funds purchased in domestic offices ...........                             545,681
     Securities sold under agreements to repurchase ........                             695,658
Trading liabilities ........................................                           2,338,897
Other borrowed money:
     (includes mortgage indebtedness
     and obligations under capitalized
     leases) ...............................................                          11,078,363
Bank's liability on acceptances
       executed and outstanding ............................                             145,615
Subordinated notes and debentures ..........................                           2,408,665
Other liabilities ..........................................                           6,441,088
                                                                                  --------------
Total liabilities ..........................................                      $   80,397,617
                                                                                  ==============
Minority interest in consolidated subsidiaries .............                             640,126

EQUITY CAPITAL

Common stock ................................................................          1,135,284
Surplus .....................................................................          2,077,255
Retained earnings ...........................................................          4,955,319
Accumulated other comprehensive
     income .................................................................             52,300
Other equity capital components .............................................                  0
                                                                                  --------------
Total equity capital ........................................................          8,220,158
                                                                                  --------------
Total liabilities and equity capital ........................................     $   89,257,901
                                                                                  ==============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         Thomas A. Renyi    )
         Gerald L. Hassell  )   Directors
         Alan R. Griffith   )